SCHEDULE 14A

 PROXY STATEMENT

PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

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Flaherty & Crumrine Preferred and
Income Opportunity Fund Incorporated

 (Name of Registrant as Specified in Its Charter)

_______________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND INCORPORATED	(NYSE: PFD)
FLAHERTY & CRUMRINE PREFERRED AND INCOME OPPORTUNITY FUND INCORPORATED	(NYSE: PFO)
FLAHERTY & CRUMRINE PREFERRED AND INCOME SECURITIES FUND INCORPORATED	(NYSE: FFC)
FLAHERTY & CRUMRINE TOTAL RETURN FUND INCORPORATED	(NYSE: FLC)
FLAHERTY & CRUMRINE DYNAMIC PREFERRED AND INCOME FUND INCORPORATED	(NYSE: DFP)

301 E. Colorado Boulevard, Suite 800
Pasadena, California 91101

NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
To Be Held on April 15, 2026

To the Shareholders:

Notice is hereby given that the Annual Meetings of Shareholders (the “Annual Meetings”) of Flaherty & Crumrine Preferred and Income Fund Incorporated, Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated, Flaherty & Crumrine Preferred and Income Securities Fund Incorporated, Flaherty & Crumrine Total Return Fund Incorporated and Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated (each, a “Fund” and collectively, the “Funds”), each a Maryland corporation, will be held on April 15, 2026, at 8:00 a.m. PDT, at the offices of Flaherty & Crumrine Incorporated, 301 E. Colorado Boulevard, Suite 800, Pasadena, California 91101, for the following purposes:

Each Fund:

1.To elect Directors of each Fund (Proposal 1).

2.To transact such other business as may properly come before the Annual Meetings or any adjournments or postponements thereof.

The Board of Directors of each Fund has fixed the close of business on January 15, 2026 as the record date for the determination of shareholders of each Fund entitled to notice of, and to vote at, the Annual Meetings and any adjournments or postponements thereof.

Your vote is important!

We appreciate your participation and prompt response in this matter and thank you for your continued support.

By Order of the Boards of Directors,

March 9, 2026	Chad Conwell
Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual Meetings to be
Held on April 15, 2026

The notice of Annual Meetings, Joint Proxy Statement, proxy cards and each Fund’s annual report, including audited financial statements for the fiscal year ended November 30, 2025, are available to you on the Funds’ website - www.preferredincome.com or upon request, without charge, by writing to Computershare Inc., P.O. Box 43132, Providence, RI 02940-9434, United States, or by calling 1-866-351-7446 (U.S. toll-free) or 1-201-680-6578 (International). You are encouraged to review all of the information contained in the proxy materials before voting.

To obtain directions to attend the Annual Meetings and vote in person, please call 1-626-795-7300.

SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE RELEVANT ANNUAL MEETING(S), WE ASK THAT YOU PLEASE VOTE PROMPTLY. INSTRUCTIONS FOR THE PROPER VOTING AND/OR EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER. SHAREHOLDERS MAY SUBMIT VOTING INSTRUCTIONS BY SIGNING AND DATING THE PROXY CARD OR VOTING INSTRUCTION FORM AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may minimize the time and expense to the Fund(s) involved in validating your vote if you fail to sign your proxy card(s) properly.

1.Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card(s).

2.Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts

(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith, Executor, Estate of Jane Smith	John B. Smith, Executor

ANNUAL MEETINGS OF SHAREHOLDERS
April 15, 2026
JOINT PROXY STATEMENT

This document is a joint proxy statement (“Joint Proxy Statement”) for Flaherty & Crumrine Preferred and Income Fund Incorporated (“Preferred and Income Fund” or “PFD”), Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated (“Preferred and Income Opportunity Fund” or “PFO”), Flaherty & Crumrine Preferred and Income Securities Fund Incorporated (“Preferred and Income Securities Fund” or “FFC”), Flaherty & Crumrine Total Return Fund Incorporated (“Total Return Fund” or “FLC”) and Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated (“Dynamic Preferred Income Fund” or “DFP”) (each, a “Fund” and collectively, the “Funds”). This Joint Proxy Statement is furnished in connection with the solicitation of proxies by each Fund’s Board of Directors (each, a “Board” and collectively, the “Boards”) to be voted at the Annual Meeting of Shareholders for each Fund to be held on April 15, 2026, at 8:00 a.m. PDT, at the offices of Flaherty & Crumrine Incorporated, 301 E. Colorado Boulevard, Suite 800, Pasadena, California 91101 and at any adjournments or postponements thereof (each, an “Annual Meeting” and collectively, the “Annual Meetings”).

This Joint Proxy Statement and the accompanying Notice of Annual Meetings and proxy card for each Fund in which you own shares were mailed on or about March 9, 2026 to shareholders of record as of the close of business on January 15, 2026. Proxy solicitations will be made, beginning on or about March 9, 2026, primarily by mail, but proxy solicitations may also be made by telephone, Internet, facsimile, e-mail, or personal interviews conducted by officers of each Fund, Flaherty & Crumrine Incorporated (“Flaherty & Crumrine”), the investment adviser of each Fund, Computershare Trust Company, N.A. (“Computershare”), the transfer agent of each Fund, and The Bank of New York Mellon (“BNY”), the administrator of each Fund. With respect to FFC, FLC and DFP, proxy solicitations may also be made by Destra Capital Advisors LLC, the servicing agent for FFC, FLC and DFP. No proxy solicitation firm will be used in connection with this Joint Proxy Statement.

The Funds will evenly split the expenses incurred in connection with the preparation of this Joint Proxy Statement and hosting of the Annual Meetings. Each Fund will pay for its respective expenses incurred in connection with printing and mailing of this Joint Proxy Statement and its enclosures to shareholders. Each Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares.

References to the websites above or herein do not incorporate their content into this Joint Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meetings to be
Held on April 15, 2026

The notice of Annual Meetings, Joint Proxy Statement, proxy cards and each Fund’s annual report, including audited financial statements for the fiscal year ended November 30, 2025, are available to you on the Funds’ website - www.preferredincome.com or upon request, without charge, by writing to Computershare Inc., P.O. Box 43132, Providence, RI 02940-9434, United States, or by calling 1-866-351-7446 (U.S. toll-free) or 1-201-680-6578 (International). Each Fund’s annual report is also available on the Securities and Exchange Commission’s (“SEC”) website (www.sec.gov) or, for FFC, FLC and DFP only, by calling Destra Capital Advisors LLC at 1-877-855-3434. You are encouraged to review all of the information contained in the proxy materials before voting.

To obtain directions to attend the Annual Meetings, and vote in person, please call 1-626-795-7300.

SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE RELEVANT ANNUAL MEETING(S), WE ASK THAT YOU PLEASE VOTE PROMPTLY. INSTRUCTIONS FOR THE PROPER VOTING AND/OR EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER. SHAREHOLDERS MAY SUBMIT VOTING INSTRUCTIONS BY SIGNING AND DATING THE PROXY CARD OR VOTING INSTRUCTION FORM AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

If the enclosed proxy card(s) are properly executed and returned in time to be voted at the relevant Annual Meeting(s), the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted “FOR” Proposal 1 at the relevant Annual Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the relevant Annual Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy card to the appropriate Fund at 301 E. Colorado Boulevard, Suite 800, Pasadena, California 91101 prior to the date of the Annual Meetings.

Under the bylaws of each Fund, the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business (a “Quorum”) at that Fund’s Annual Meeting. In the event that a Quorum is not present at the relevant Annual Meeting, or in the event that a Quorum is present but sufficient votes to approve any of the proposals are not received, the Chair of the Annual Meeting may adjourn the meeting without assigning a specific date or from time to time to a date not more than 120 days after the original record date without notice other than announcement at the Annual Meeting. At such adjourned meeting at which a Quorum shall be present, any business may be transacted which might have been transacted at the relevant Annual Meeting as originally notified. A shareholder vote may be taken on a proposal in the Joint Proxy Statement relating to the applicable Annual Meeting prior to any such adjournment if sufficient votes have been received for approval of that proposal. Once a Quorum has been established at the relevant Annual Meeting, shareholders may continue to transact business, notwithstanding the withdrawal of shareholders and the loss of a Quorum.

Each Fund has one class of capital stock outstanding: common stock, par value $0.01 per share (the “Common Stock” or the “Shares”). Each Share is entitled to one vote at the relevant Annual Meeting with respect to matters to be voted on, with pro rata voting rights for any fractional Shares. On the record date, January 15, 2026, the following number of Shares of each Fund were issued and outstanding:

Name of Fund	Shares Outstanding
Flaherty & Crumrine Preferred and Income Fund Incorporated (PFD)	12,852,556
Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated (PFO)	13,077,326
Flaherty & Crumrine Preferred and Income Securities Fund Incorporated (FFC)	48,177,896
Flaherty & Crumrine Total Return Fund Incorporated (FLC)	10,456,821
Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated (DFP)	20,538,137

To the knowledge of each Fund and its Board, the following shareholder(s), or “group” as that term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), is the beneficial owner or owner of record of more than 5% of the relevant Fund’s outstanding Shares as of January 15, 2026*:

Name and Address of Beneficial/Record Owner	Title of Class	Amount and Nature of Ownership	Percent of Class
Cede & Co.** Depository Trust Company 55 Water Street, 25th Floor New York, NY 10041	Common Stock	PFD – (record) PFO – (record) FFC – (record) FLC – (record) DFP – (record)	98.88% 98.09% 99.93% 99.91% 99.97%

First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400, Wheaton, IL 60187	Common Stock	FFC – (beneficial)[1]	5.65%

Raymond James & Associates 880 Carillon Parkway, St Petersburg, FL 33716	Common Stock	DFP – (beneficial)[2]	5.60%

Sit Investment Associates, Inc. Sit Fixed Income Advisors II, LLC c/o Sit Investment Associates, Inc. 80 South Eighth Street, Suite 3300 Minneapolis, MN 55402	Common Stock	PFD – (beneficial)[3] PFO – (beneficial)[4] FLC – (beneficial)[5]	8.40% 10.20% 10.40%

*As of January 15, 2026, the Directors and officers, as a group, owned less than 1% of the Shares of each Fund.

**A nominee partnership of The Depository Trust Company.

1Information obtained from a Schedule 13G jointly filed with the SEC on July 21, 2025 by First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation. Based on that filing, First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation have the shared power to dispose or to direct the disposition of 2,721,896 Shares.

2Information obtained from a Schedule 13G filed with the SEC on October 22, 2025 by Raymond James & Associates. Based on that filing, Raymond James & Associates has the sole power to dispose or to direct the disposition of 1,143,022.37 Shares.

3Information obtained from a Schedule 13G jointly filed with the SEC on October 2, 2025 by Sit Investment Associates, Inc. (“SIA”) and Sit Fixed Income Advisors II, LLC (“SFI”). Based on that filing, SIA and SFI have the shared power to vote or to direct the vote or to dispose or to direct the disposition of 1,084,394 Shares.

4Information obtained from an Amended Schedule 13G jointly filed with the SEC on January 6, 2026 by SIA and SFI. Based on that filing, SIA and SFI have the shared power to vote or to direct the vote or to dispose or to direct the disposition of 1,328,546 Shares.

5Information obtained from an Amended Schedule 13G jointly filed with the SEC on February 4, 2026 by SIA and SFI. Based on that filing, SIA and SFI have the shared power to vote or to direct the vote or to dispose or to direct the disposition of 1,089,624 Shares.

This Joint Proxy Statement is being used to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund. At each Fund’s Annual Meeting, shareholders of the Fund will vote as a single class. Shareholders of each Fund will vote separately for each of PFD, PFO, FFC, FLC and DFP on the proposal(s) on which shareholders of that Fund are entitled to vote at the relevant Annual Meeting. A separate proxy card is enclosed for each Fund in which a shareholder owns Shares. Thus, if the proposal(s) at the relevant Annual Meeting is approved by shareholders of one or more Funds and not approved by shareholders of one or more other Funds, the proposal(s) will be implemented for the Fund or Funds that approved the proposal(s) and will not be implemented for any Fund that did not approve the proposal(s). It is therefore essential that shareholders complete, date and sign each enclosed proxy card. Shareholders of each Fund are entitled to vote on the proposal(s) pertaining to that Fund. Shareholders do not have rights of appraisal with respect to any matter to be acted upon at each Fund’s Annual Meeting.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meetings, shareholders are being asked to consider the election of Directors of each Fund. The Board of each Fund is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a term of three years and until their successors are duly elected and qualify.

Nominees for the Boards of Directors

Each Nominee named below is currently a Director of each Fund and has consented to serve as a Director for the Fund(s) for which he/she is nominated if elected at the relevant Annual Meeting. If a designated Nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees. Each Nominee has been nominated for a term of three years to expire at each Fund’s 2029 Annual Meeting of Shareholders and until his/her successor is duly elected and qualifies. Shareholders of each Fund’s Common Stock are entitled to elect the Nominees for election to the Board of the relevant Fund.

Fund	Nominees for Election
PFD	Kevin M. Maxwell
PFO	Nicholas Dalmaso and Kevin M. Maxwell
FFC	Kevin M. Maxwell
FLC	Kevin M. Maxwell
DFP	Karen H. Hogan and Kevin M. Maxwell

Information About the Experience, Qualifications, Attributes and Skills of Each Director or Nominee

Directors or Nominees for election as Directors of the Funds, together with information as to their positions with the Funds, principal occupations, and other board memberships for the past five years, are shown below.

Name, Address, and Birth Year	Current Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds In Fund Complex Overseen by Director**	Other Public Company Board Memberships During Past Five Years
NON-INTERESTED DIRECTORS:
Nicholas Dalmaso 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Birth Year: 1965	Lead Independent Director	Class II Director FFC – since 2024 FLC – since 2024 Class III Director PFD – since 2024 PFO – since 2024 DFP – since 2024	Founder and CEO of Sound Capital Holdings LLC, Sound Capital Distributors LLC (a registered broker/dealer) and Sound Capital Solutions LLC (a registered investment advisor); General Counsel of EquityBee, Inc. (2022 – 2023); Founder and General Counsel of M1 Finance, Inc. (a registered broker/dealer) (2014 – 2021).	5

Independent Chair of the Destra Capital Investment Company Boards (3 funds); Independent Chair of the Milliman Variable Insurance Trust Board (2 funds, 2020 – 2025); Independent Chair of the Milliman Funds Trust (2 funds).

Karen H. Hogan 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Birth Year: 1961	Director and Audit Committee Chair	Class I Director† DFP – since 2016 Class II Director† PFD – since 2016 PFO – since 2016 Class III Director† FFC – since 2016 FLC – since 2016	Board President, Westchester N.Y. chapter of Young Men’s Service League; and Board Member, A.I.M. by Kyle Abraham, both being nonprofit organizations. Also serves on the boards of various community organizations.	5	None

Name, Address, and Birth Year	Current Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds In Fund Complex Overseen by Director**	Other Public Company Board Memberships During Past Five Years
Kevin M. Maxwell*** 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Birth Year: 1962	Director and Nominating and Governance Committee Chair	Class I Director PFD – since 2026 PFO – since 2026 FFC – since 2026 FLC – since 2026 Class II Director DFP – since 2026	Senior Ministry Consultant, The Augustine Institute, a non-profit organization (2024 – 2026); Fixed Income Sales, Samuel A. Ramirez & Co., Inc. (a registered broker/dealer) (2023 – 2024); Fixed Income Sales, Piper Sandler & Co. (a registered investment advisor and broker/dealer) (2018 – 2023).	5	None
INTERESTED DIRECTOR AND OFFICER:
R. Eric Chadwick(1) 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Birth Year: 1975	Director, Chairman of the Board, Chief Executive Officer and President	Class II Director PFO – since 2016 Class III Director PFD – since 2016 FFC – since 2016 FLC – since 2016 DFP – since 2016	Portfolio Manager and President of Flaherty & Crumrine.	5	None

*The Class II Directors of PFD, FFC and FLC, and the Class II Nominee of DFP and the Class I Nominee of PFO, if elected, will serve until each Fund’s 2027 Annual Meeting of Shareholders and until their successors are duly elected and qualify. The Class II Directors of PFO and the Class III Directors of PFD, FFC, FLC and DFP will serve until each Fund’s 2028 Annual Meeting of Shareholders and until their successors are duly elected and qualify. The Class I Nominees of PFD, FFC, FLC and DFP, and the Class III Nominee of PFO, if elected, will serve until each Fund’s 2029 Annual Meeting of Shareholders and until their successors are duly elected and qualify.

**The Flaherty & Crumrine fund complex (the “Fund Complex”) consists solely of the Funds.

***Mr. Maxwell was appointed as a Director of the Funds effective as of the close of business on January 21, 2026.

†Ms. Hogan served as a Class I Director of PFD from 2005 – 2016, a Class II Director of each of FFC and FLC from 2005 – 2016, a Class II Director of DFP since inception – 2016 and a Class III Director of PFO from 2005 – 2016.

(1)“Interested person” of the Funds as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Mr. Chadwick is considered an “interested person” because of his affiliation with Flaherty & Crumrine.

No Non-Interested Director of the Funds or their immediate family members owned beneficially or of record any securities in Flaherty & Crumrine, or a person directly or indirectly controlling, controlled by, or under common control with Flaherty & Crumrine.

Each Director, other than Mr. Dalmaso and Mr. Maxwell, has been a Director of the Funds for at least 10 years. Additional information about each Director follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Boards believe have prepared them to be effective Directors. The Boards believe that Directors should have the ability to critically review, evaluate, question and discuss information provided to them, and interact effectively with Fund management, service providers and counsel. The Boards believe that their members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., accounting or law); public service or academic positions; experience from service as a board member (including the Boards of the Funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Boards’ Nominating and Governance Committees (each a “Nominating Committee” and collectively, the “Nominating Committees”) contains certain other factors considered by the Nominating Committees in identifying and evaluating potential Director nominees. To assist them in evaluating matters under federal and state law, the Independent Directors (defined below) are counseled by their own independent legal counsel, who participates in Board meetings and interacts with Flaherty & Crumrine, and may also benefit from information provided by the Funds’ and Flaherty & Crumrine’s counsel. Both counsel to the Independent Directors and counsel to the Funds and Flaherty & Crumrine have significant experience advising funds and fund directors. The Boards and their committees have the ability to engage other experts as appropriate. The Boards evaluate their performance on an annual basis.

R. Eric Chadwick – Mr. Chadwick has been a Director and Chair of the Board of each Fund since January 2016. Mr. Chadwick has been the President of each Fund since April 2015 and, previously, the Chief Financial Officer from 2004 (or in the case of DFP, from its inception) until April 2015. Mr. Chadwick is also the President of Flaherty & Crumrine and has served as a portfolio manager of PFD and PFO since 1999 and as portfolio manager of each of FFC, FLC and DFP since each Fund’s inception.

Nicholas Dalmaso – In addition to his tenure as a Director of the Funds, Mr. Dalmaso serves as an Independent Chair of the Destra Capital Investment Company Boards and Lead Independent Trustee of the Milliman Funds Trust (2025 – present). He previously served as Lead Independent Trustee of the Milliman Variable Insurance Trust (2020 – 2025). Mr. Dalmaso has been the Founder and CEO of Sound Capital Holdings LLC, Sound Capital Distributors LLC and Sound Capital Solutions LLC since 2021. Mr. Dalmaso previously served as an independent director of Keno Kozie Associates, General Counsel of EquityBee, Inc. from 2022 to 2023, and Founder and General Counsel of M1 Finance, Inc. from 2014 to 2021. He served as the Chair of the Nominating Committee of each Fund’s Board until January 2026. Mr. Dalmaso was designated the Lead Independent Director of each Fund in January 2026.

Karen H. Hogan – In addition to her tenure as a Director of the Funds, Ms. Hogan currently serves as Board President of the Westchester, N.Y., chapter of Young Men’s Service League, Board Member of A.I.M. by Kyle Abraham, and a member of the Board and/or an active committee member of several additional non-profit organizations in her community. From 1985 to 1997, Ms. Hogan served as Senior Vice President of Preferred Stock Origination, and previously Vice President of New Product Development, at Lehman Brothers Holdings Inc. Ms. Hogan also served as a director, member and chair of the audit committee of New World Coffee, Inc. Ms. Hogan currently serves as Chair of the Audit Committee of each Fund’s Board.

Kevin M. Maxwell – Mr. Maxwell previously worked extensively in the investment banking industry, holding positions in Fixed Income Sales for Samuel A. Ramirez & Co., Inc. from 2023 to 2024 and Piper Sandler & Co. from 2018 to 2023, and holding positions in Institutional Sales and Sales Management for various other large investment banks from 2008 to 2018. Mr. Maxwell began his career at Lehman Brothers Inc., where he held positions on multiple trading desks, and eventually in Institutional Fixed Income Sales, from 1984 to 2008. From 2024 to 2026, Mr. Maxwell served as Senior Ministry Consultant for The Augustine Institute, a non-profit Catholic educational apostolate. He also serves as the Chair of the Nominating Committee of each Fund’s Board.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the Funds’ Directors not be “interested persons” (as defined in the 1940 Act) of the Funds, and therefore not affiliated with Flaherty & Crumrine (the “Independent Directors”). To rely on certain exemptive rules under the 1940 Act, a majority of the Funds’ Directors must be Independent Directors and, for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, three of the Funds’ four Directors are Independent Directors. The Chair of the Boards is an interested person of each Fund. The three Independent Directors interact directly with the Chair and other senior management of Flaherty & Crumrine at scheduled meetings and between meetings as appropriate. Independent Directors have been designated to chair the Audit Committees and the Nominating Committees. The Board of each Fund has appointed Nicholas Dalmaso as the Lead Independent Director. The Boards have determined that their leadership structures and composition, in which the Chair of the Boards is an “interested person” of the Funds, the Funds have a Lead Independent Director and 75% of the Directors are Independent Directors, are appropriate in light of the services that Flaherty & Crumrine provides to the Funds.

Boards’ Oversight Role in Management

The Boards’ role in management of the Funds is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Funds, primarily Flaherty & Crumrine, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of their oversight, the Boards, acting at their scheduled meetings, or the Chair, acting between Board meetings, regularly interacts with, and receives reports from, senior personnel of service providers, including the Funds’ and Flaherty & Crumrine’s Chief Compliance Officer and portfolio management personnel. The Boards’ Audit Committees (which consist of all the Independent Directors) meet during their scheduled meetings, and between meetings the Chair of the Audit Committees maintains contact, with the Funds’ independent registered public accounting firm and the Funds’ Chief Financial Officer. The Boards also receive periodic presentations from senior personnel of Flaherty & Crumrine regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, personal trading, valuation and credit. The Boards have adopted policies and procedures designed to address certain risks to the Funds. In addition, Flaherty & Crumrine and other service providers to the Funds have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Funds. The Boards also receive reports from counsel to the Funds and Flaherty & Crumrine and the Independent Directors’ own independent legal counsel regarding regulatory, compliance and governance matters. The Boards’ oversight role does not make the Boards guarantors of the Funds’ investments or activities.

Beneficial Ownership of Shares in the Funds and Fund Complex for each Director and Nominee for Election as Director

Set forth in the table below is the dollar range of equity securities in each Fund and the aggregate dollar range of equity securities in the Flaherty & Crumrine Fund Complex beneficially owned by each Director and Nominee for election as Director.

Name of Director or Nominee	Dollar Range of Equity Securities Held in a Fund*(1)					Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies*(2)
NON-INTERESTED DIRECTORS/NOMINEES:
	PFD	PFO	FFC	FLC	DFP	TOTAL
Nicholas Dalmaso	A	A	A	A	A	A
Karen H. Hogan	C	C	C	C	C	D
Kevin M. Maxwell**	A	A	A	A	A	A
INTERESTED DIRECTOR:
R. Eric Chadwick	C	E	E	C	E	E

*Key to Dollar Ranges

A.None

B.$1 - $10,000

C.$10,001 - $50,000

D.$50,001 - $100,000

E.over $100,000

**Mr. Maxwell was appointed as a Director of the Funds effective as of the close of business on January 21, 2026.

All Shares were valued as of December 31, 2025.

(1)This information has been furnished by each Director/Nominee as of December 31, 2025. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

(2)As of December 31, 2025, the Directors, Nominees and executive officers of each Fund, as a group, owned less than 1% of the Shares of each Fund.

Officers of the Funds

The following table provides information concerning each of the Fund’s officers.

Name, Address, and Birth Year	Current Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years
Chad Conwell 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Birth Year: 1972	Chief Compliance Officer, Vice President and Secretary	PFD – since 2005 PFO – since 2005 FFC – since 2005 FLC – since 2005 DFP – since inception	Executive Vice President, Chief Compliance Officer and Chief Legal Officer of Flaherty & Crumrine.

Bradford S. Stone 47 Maple Street Suite 403 Summit, NJ 07901 Birth Year: 1959	Chief Financial Officer, Vice President and Treasurer	PFD – since 2003 PFO – since 2003 FFC – since 2003 FLC – since inception DFP – since inception	Portfolio Manager, Executive Vice President and Chief Financial Officer of Flaherty & Crumrine.

Roger Ko 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Birth Year: 1974	Assistant Treasurer	PFD – since 2014 PFO – since 2014 FFC – since 2014 FLC – since 2014 DFP – since 2014	Vice President and Trader of Flaherty & Crumrine.

*Each officer serves until his or her successor is elected and qualifies or until his earlier resignation or removal.

Audit Committee

The role of each Fund’s Audit Committee is to assist the Board of Directors in its oversight of: (i) the integrity of the Fund’s financial statements and the independent audit thereof; (ii) the Fund’s accounting and financial reporting policies and practices, and its internal control over financial reporting; (iii) the Fund’s compliance with legal and regulatory requirements; and (iv) the independent auditor’s qualifications, independence and performance. Each Fund’s Audit Committee is also required to prepare an audit committee report pursuant to applicable laws and regulations for inclusion in the Fund’s annual proxy statement. Each Audit Committee operates pursuant to a charter (the “Audit Committee Charter” or “Charter”) that was most recently reviewed and approved by the Board of Directors of each Fund on January 21, 2026, and which is available at www.preferredincome.com. As set forth in the Charter, Fund management is responsible for the (i) preparation, presentation and integrity of each Fund’s financial statements, (ii) maintenance of appropriate accounting and financial reporting principles and policies and (iii) maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Funds’ independent registered public accounting firm, KPMG LLP (the “independent accountants” or “KPMG”), is responsible for planning and carrying out proper audits and reviews of each Fund’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

Audit Committee Report

In performing its oversight function, at a meeting held on January 21, 2026, the Audit Committee of each Fund reviewed and discussed with Fund management and the independent accountants, the audited financial statements of the Fund as of and for the fiscal year ended November 30, 2025, and discussed the audit of such financial statements with the independent accountants.

In addition, the Audit Committee of each Fund discussed with the independent accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. Each Audit Committee also received from the independent accountants the written disclosures and statements required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect and discussed the impact that any such relationships might have on the objectivity and independence of the independent accountants.

As set forth above, and as more fully set forth in each Fund’s Audit Committee Charter, each Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems, and the independent audit process.

The members of each Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, each Audit Committee relies on, and makes no independent verification of, the facts presented to it or representations made by Fund management or the independent accountants. Accordingly, each Audit Committee’s oversight does not provide an independent basis to determine that Fund management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, each Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of each Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with Fund management and the independent accountants, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee of each Fund recommended to that Fund’s Board that the audited financial statements be included in the Fund’s Annual Report for the fiscal year ended November 30, 2025.

This report was submitted by the Audit Committee of each Fund’s Board of Directors

Nicholas Dalmaso

David Gale*

Karen H. Hogan (Chair)

January 21, 2026

*Mr. Gale retired from the Board effective as of the close of business on January 21, 2026.

Each Audit Committee was established in accordance with Section 3(a)(58)(A) of the 1934 Act. Each Audit Committee met four times during the fiscal year ended November 30, 2025. Each Audit Committee is composed entirely of each Fund’s Independent Directors who are also “independent” (as such term is defined by the New York Stock Exchange (“NYSE”) under the listing standards applicable to closed-end funds, as may be modified or supplemented (the “NYSE Listing Standards”)). As of the date of this Joint Proxy Statement, the current members of the Audit Committee are Ms. Hogan and Messrs. Dalmaso and Maxwell.

Nominating Committee

Each Board of Directors has a Nominating Committee composed entirely of each Fund’s Independent Directors who are also “independent” (as such term is defined by the NYSE Listing Standards), The Nominating Committee of each Fund met two times during the fiscal year ended November 30, 2025. As of the date of this Joint Proxy Statement, the current members of the Nominating Committee are Ms. Hogan and Messrs. Dalmaso and Maxwell.

The Nominating Committee of each Fund is responsible for identifying individuals believed to be qualified to become Board members; for recommending to the Board such nominees to stand for election as Directors at each Fund’s annual meeting of shareholders and to fill any vacancies on the Board; and for overseeing the Board’s governance practices. Each Fund’s Nominating Committee has a charter which is available on its website, www.preferredincome.com.

Each Fund’s Nominating Committee believes that it is in the best interest of each Fund and its shareholders to obtain highly qualified candidates to serve as members of the Board. The Nominating Committees have not established a formal process for identifying candidates where a vacancy exists on the Boards. In nominating candidates, each Nominating Committee shall take into consideration such factors as it deems appropriate, including educational background; business, professional training or practice (e.g., accounting or law); public service or academic positions; experience from service as a board member (including the Boards of the Funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and other life experiences. Each Fund’s Nominating Committee may consider whether a potential nominee’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Each Fund’s Nominating Committee will consider Director candidates recommended by shareholders and submitted in accordance with applicable law and procedures as described in this Joint Proxy Statement. (See “Submission of Shareholder Proposals – 2027 Annual Meetings” below).

Other Board-Related Matters

Shareholders who wish to send communications to the Board should send them to the address of their Fund(s), 301 E. Colorado Boulevard, Suite 800, Pasadena, California 91101, and to the attention of the Board. All such communications will be directed to the Board’s attention.

The Funds do not have a formal policy regarding Board member attendance at the Annual Meetings. However, all the Directors of each Fund attended the April 16, 2025 Annual Meetings of Shareholders.

Board Compensation

Each Director of each Fund who is not a director, officer or employee of Flaherty & Crumrine or any of its affiliates receives from each Fund a fee of $9,000 per annum plus $750 for each in person Board or Audit Committee meeting attended, $500 for each in person Nominating Committee meeting attended, and $250 for each telephone meeting attended. In addition, the Audit Committee Chair receives from each Fund an annual fee of $3,000. Each Director of each Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and committee meetings. During the fiscal year ended November 30, 2025, the Board of Directors for each of PFD, PFO, FFC, FLC and DFP held seven meetings (six of which were telephonic meetings). Each Director of each Fund attended 100% of the Board meetings and 100% of any committee meetings of which he or she is a member. The aggregate remuneration paid to the Directors of each Fund for the fiscal year ended November 30, 2025 is set forth below:

	Annual Directors Fees	Board Meeting and Committee Meeting Fees	Travel and Out-of-Pocket Expenses*
PFD	$27,000	$27,000	$1,129.18
PFO	$27,000	$27,000	$1,129.18
FFC	$27,000	$27,000	$1,129.18
FLC	$27,000	$27,000	$1,129.18
DFP	$27,000	$27,000	$1,129.18

*Includes reimbursement for travel and out-of-pocket expenses for both “interested” and Independent Directors.

The table below sets forth additional information regarding the compensation of each Fund’s Directors for the fiscal year ended November 30, 2025. No executive officer or person affiliated with a Fund received compensation from a Fund during the fiscal year ended November 30, 2025 in excess of $60,000. Directors and executive officers of the Funds do not receive pension or retirement benefits from the Funds.

COMPENSATION TABLE

Name of Person and Position	Aggregate Compensation from each Fund	Total Compensation from the Funds and Fund Complex Paid to Directors*
R. Eric Chadwick Director, Chair of the Board, Chief Executive Officer and President	$0	$0 (5)

Nicholas Dalmaso Lead Independent Director	$17,000 – PFD $17,000 – PFO $17,000 – FFC $17,000 – FLC $17,000 – DFP	$85,000 (5)

David Gale** Lead Independent Director	$17,000 – PFD $17,000 – PFO $17,000 – FFC $17,000 – FLC $17,000 – DFP	$85,000 (5)

Karen H. Hogan Director, Audit Committee Chair	$20,000 – PFD $20,000 – PFO $20,000 – FFC $20,000 – FLC $20,000 – DFP	$100,000 (5)

Kevin M. Maxwell*** Director, Nominating Committee Chair	$0 – PFD $0 – PFO $0 – FFC $0 – FLC $0 – DFP	$0 (5)

*Represents the total compensation paid for the fiscal year ended November 30, 2025 to such persons by the Funds, which are considered part of the same “fund complex” because they have a common adviser. The parenthetical number represents the total number of investment company directorships held by the Director or Nominee in the Fund Complex as of November 30, 2025.

**Mr. Gale retired from the Board effective January 21, 2026.

***Mr. Maxwell was appointed as a Director of the Funds effective as of the close of business on January 21, 2026.

Required Vote

The election of Mr. Maxwell as a Director of PFD, FFC and FLC, the election of Messrs. Dalmaso and Maxwell as Directors of PFO and the election of Ms. Hogan and Mr. Maxwell as Directors of DFP will require the affirmative vote of a plurality of the votes cast by holders of the Shares of each such Fund at the relevant Annual Meeting in person or by proxy. A “plurality” vote means the candidate who receives the largest number of votes cast (even if they receive less than a majority) will be elected as a Director. Since the candidate for election as a Director in Proposal 1 for each Fund is running unopposed, the candidate only needs one vote to be elected if there is a Quorum present at the relevant Annual Meeting. Because abstentions and broker non-votes are not treated as Shares voted, any abstentions and broker non-votes would have no impact on the election.

Independent Registered Public Accounting Firm

KPMG, Two Financial Center, 60 South Street, Boston, Massachusetts 02111, has been selected to serve as each Fund’s independent accountants for each Fund’s fiscal year ending November 30, 2026. KPMG acted as the independent accountants for each Fund for the fiscal year ended November 30, 2025. The Funds know of no direct financial or material indirect financial interest of KPMG in the Funds. A representative of KPMG will not be present at the Annual Meetings, but will be available by telephone to respond to appropriate questions and will have an opportunity to make a statement.

Set forth in the table below are audit fees and non-audit related fees billed to each Fund by KPMG for professional services for the fiscal years ended November 30, 2024 and November 30, 2025, respectively.

Fund	Fiscal Year Ended November 30	Audit Fees	Audit-Related Fees	Tax Fees*	All Other Fees
PFD	2024	$57,200	$0	$10,700	$0
	2025	$57,200	$0	$10,700	$0
PFO	2024	$57,200	$0	$10,700	$0
	2025	$57,200	$0	$10,700	$0
FFC	2024	$57,200	$0	$10,700	$0
	2025	$57,200	$0	$10,700	$0
FLC	2024	$57,200	$0	$10,700	$0
	2025	$57,200	$0	$10,700	$0
DFP	2024	$57,200	$0	$10,700	$0
	2025	$57,200	$0	$10,700	$0

*“Tax Fees” are those fees billed to each Fund by KPMG in connection with tax consulting services, including primarily the review of each Fund’s income tax returns.

Each Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent accountants to the Fund, and all non-audit services to be provided by the independent accountants to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the Fund’s investment adviser (“affiliates”) that provides on-going services to each Fund, if the engagement relates directly to the operations and financial reporting of each Fund, or to establish detailed pre-approval policies and procedures for such services in accordance with applicable laws. All of the audit and non-audit services described above for which KPMG billed each Fund fees for the fiscal years ended November 30, 2024 and November 30, 2025, respectively, were pre-approved by the Audit Committee, as applicable.

For each Fund’s fiscal years ended November 30, 2024 and November 30, 2025, respectively, KPMG did not provide any non-audit services (or bill any fees for such services) to the Funds’ investment adviser or any affiliates.

The Board unanimously recommends that shareholders vote FOR the election of the nominees.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETINGS

Each Fund does not intend to present any other business at the relevant Annual Meeting, nor is any Fund aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Annual Meetings, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

ADDITIONAL INFORMATION

Investment Adviser, Administrator and Servicing Agent

Flaherty & Crumrine serves as the investment adviser to each Fund, and its business address is 301 E. Colorado Boulevard, Suite 800, Pasadena, California 91101. BNY acts as the administrator to each Fund and is located at 118 Flanders Road, Westborough, Massachusetts 01581. Destra Capital Advisors LLC acts as the servicing agent to FFC, FLC and DFP and is located at 443 N. Willson Ave., Bozeman, Montana 59715.

Submission of Shareholder Proposals - 2027 Annual Meetings

A stockholder proposal intended to be presented at a future meeting of shareholders of a Fund must be received at the office of such Fund at the address set forth on the first page of this Joint Proxy Statement, in accordance with the timing requirements set forth below. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

All proposals by shareholders of each Fund that are intended to be presented at each Fund’s next Annual Meeting of Shareholders to be held in 2027 pursuant to Rule 14a-8 under the 1934 Act, must be received by the relevant Fund for consideration for inclusion in the relevant Fund’s proxy statement relating to the meeting no later than November 9, 2026, and must satisfy the requirements of federal securities laws.

Shareholders who do not wish to submit a proposal for inclusion in the Funds’ proxy statement and form of proxy for the 2027 Annual Meeting of Shareholders in accordance with Rule 14a-8 under the 1934 Act may submit a proposal for consideration at the 2027 Annual Meeting of Shareholders in accordance with the bylaws of each Fund. Each Fund’s bylaws require that advance notice be given to the Fund in the event a shareholder desires to nominate individuals for election to the Board of Directors or propose other business to be considered by the shareholders at an annual meeting. Notice of any such business or nomination for consideration at the 2027 Annual Meeting of Shareholders must be delivered to the Secretary of the Fund at the address set forth on the first page of this Joint Proxy Statement, comply with the requirements of the Fund’s bylaws, and assuming that the 2027 Annual Meeting of Shareholders is held within 30 days of April 15, 2027 (the first anniversary of the date of the preceding year’s annual meeting), must be received by the Fund no earlier than the 150th day nor later than 2:00 p.m., PDT, on the 120th day prior to the first anniversary of the date of the proxy statement for the 2026 Annual Meeting of Shareholders (March 9, 2027).

Each Fund’s bylaws require shareholders wishing to nominate Directors or make proposals to be voted on at the Fund’s annual meeting to provide timely advance notice of the proposal in writing. To be considered timely, any such advance notice must be in writing delivered to or mailed and received at the principal executive offices of the Fund at the address set forth on the first page of this Joint Proxy Statement not earlier than the 150th day nor later than 2:00 p.m., PDT, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting.

However, in the event that the date of the annual meeting is advanced by more than 30 days (held earlier than March 14, 2027) or delayed by more than 30 days (held later than May 16, 2027) from the first anniversary of the date of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 2:00 p.m., PDT, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made.

Any such notice by a shareholder shall set forth the information required by the Fund’s bylaws with respect to each matter the shareholder proposes to bring before the annual meeting.

“Householding”

Please note that only one annual or semi-annual report or Joint Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Joint Proxy Statement, or for instructions regarding how to request a separate copy of these documents or regarding how to request a single copy if multiple copies of these documents are received, shareholders should contact Computershare, P.O. Box 43132, Providence, RI 02940-9434, United States, or by calling 1-866-351-7446 (U.S. toll-free) or 1-201-680-6578 (International).

Voting Results

Each Fund will advise its shareholders of the voting results of the matters voted upon at its Annual Meeting in its next Semi-Annual Report to shareholders.

Broker Non-Votes and Abstentions

A proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker “non-vote” (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter). Proxies that withhold authority or broker non-votes (collectively, “abstentions”) will be counted as Shares that are present and entitled to vote at the relevant Annual Meeting for purposes of determining the presence of a Quorum.

With respect to Proposal 1 for the Annual Meetings, abstentions do not constitute a vote “for” the Nominees for Directors and will have no impact on the vote for the election of directors.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Funds whether other persons are the beneficial owners of Shares for which proxies are being solicited from you, and, if so, the number of copies of the Joint Proxy Statement and other soliciting material you wish to receive to supply copies to the beneficial owners of Shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE RELEVANT ANNUAL MEETING(S) ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN ANY PROXY CARD OR VOTING INSTRUCTION FORM AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

FLAHERTY & CRUMRINE PREFERRED AND INCOME

OPPORTUNITY FUND INCORPORATED

PO Box 43131

Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope

VOTE IN PERSON Attend Shareholder Meeting 301 East Colorado Blvd., Suite 800 Pasadena, California on April 15, 2026

Please fold along the perforation, detach and return the bottom portion in the enclosed envelope.

PROXY	FLAHERTY & CRUMRINE PREFERRED AND INCOME OPPORTUNITY FUND INCORPORATED
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 15, 2026

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned holder of shares of Common Stock of Flaherty & Crumrine Preferred and Income Opportunity Fund Incorporated, a Maryland corporation (the “Fund”), hereby appoints R. Eric Chadwick, Bradford S. Stone and Chad Conwell, proxies for the undersigned, each with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held in person at the offices of Flaherty & Crumrine Incorporated, 301 East Colorado Boulevard, Suite 800, Pasadena, California 91101 at 8:00 a.m. PDT, on April 15, 2026, and any adjournments or postponements thereof (the “Meeting”).

The undersigned hereby acknowledges receipt of the Notice of Annual Meetings of Shareholders and Joint Proxy Statement and hereby instructs said proxies to vote said shares as indicated hereon. If no specification is made for a Proposal, the proxy will be voted “FOR” the Proposal. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

CHANGE OF ADDRESS

PFO_34923_021826
PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Shareholders to be held on April 15, 2026.
The Notice of Annual Meetings of Shareholders, Joint Proxy Statement and Proxy Card are available at:
www.preferredincome.com

Please fold along the perforation, detach and return the bottom portion in the enclosed envelope.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED IN PROPOSAL 1.

1.	Election of Director:
		FOR	WITHHOLD
01.	Nicholas Dalmaso	☐	☐
02.	Kevin M. Maxwell	☐	☐

2.	To vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

B	Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below
Note:	Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.
Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /

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